Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Amendment”) is made and entered into as of July 29, 2011 by and between YORK ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership (the “Seller”), and FP-1, LLC a Virginia limited liability company, or its permitted assigns (the “Buyer”).

WITNESSETH:

RECITALS:

R-1. Seller and Buyer previously entered into that certain Purchase and Sale Agreement and Escrow Instructions dated as of July 15, 2011 (the “Purchase Agreement”), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller certain real property located in Yorktown, Virginia, as more fully described in the Purchase Agreement (the “Property”).

R-2. Seller and Buyer desire to amend certain of the terms and provisions of the Purchase Agreement in conformity with the terms and provisions set forth below in this Amendment.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing Recitals are hereby incorporated herein to the same extent as if set forth herein in full.

2. Defined Terms. All capitalized terms used herein shall have the same meanings given to them in the Purchase Agreement, unless specific definitions for such terms are set forth herein.

3. Legal Description. The legal description of the Property attached to the Purchase Agreement as Exhibit A is hereby deleted and the legal description of the Property attached hereto as Exhibit A is hereby substituted in its place.

4. Ratification of Purchase Agreement. Except as expressly amended pursuant to the terms of this Amendment, the Purchase Agreement shall remain in full force and effect in accordance with its original terms, and the Purchase Agreement, as amended pursuant to this Amendment, is hereby ratified by Purchaser and Seller.

5. Conflicts. In the event that any of the provisions of this Amendment conflict with the provisions of the Purchase Agreement, the provisions of this Amendment shall govern and control.

6. Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of each party, or that the signatures of the persons required to bind any party, appear on one or more of such counterparts. All counterparts shall collectively constitute a single agreement. Delivery of counterpart pages of this Amendment by pdf or similar electronic file shall be deemed delivery of original signatures hereunder, provided that each party shall provide original pen and ink counterparts to the other party promptly after signature.

[Signatures Begin on Following Page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as their free act and deed for the uses and purposes herein contained as of the day and year first-above written.

SELLER: YORK ASSOCIATES LIMITED PARTNERSHIP

By:		/s/ Stanley R. Zupnik
Name:		Stanley R. Zupnik
Title:		General Partner

BUYER: FP-1, LLC

By:	DF FP-1 Manager Co., Inc., its Manager

	By:	/s/ Wendy C. Drucker
	Name:	Wendy C. Drucker
	Title:	President

EXHIBIT “A”

LEGAL DESCRIPTION OF REAL PROPERTY

All that certain tract, piece or parcel of land lying, situate and being in the County of York, Virginia, being known, numbered and designated as “Parcel B-1” as shown on that certain plat entitled, “Subdivision of Parcel B, (P.B. 8, P. 407; D.B. 746, P. 674; D.B. 257, P. 215), Property of Second York Limited Partnership, Bethel District-County of York, Virginia”, made by The Sirine Group, Ltd., dated November 11, 1995 and recorded in the Clerk’s Office of the Circuit Court of the County of York, in Plat Book 12, Page 371.

Said property is further bounded and described as follows:

Commencing at the intersection of the centerline of First Avenue and the southerly right of way of State Route NO. 134, thence South 66 degrees 24’ 27” E, a distance of 982.68 feet to the point of beginning, being an iron pipe set, and thence from the point of beginning, continuing along the aforesaid right of way line of State Route No. 134, S 66 degrees 24’ 27” E a distance of 211.17 feet to an iron pipe set, thence S 62 degrees 24’ 12” E a distance of 100.24 feet to an iron pipe set, thence S 66 degrees 24’ 27” E a distance of 801.61 feet to an iron pipe found, thence S 23 degrees 35’ 33” W a distance of 1034.69 feet to a 20” pine tree, thence N 73 degrees 02’ 07” W a distance of 660.41 feet to an iron pipe set, thence N 23 degrees 35’ 33” E a distance of 412.00 feet to an iron pipe set, thence N 66 degrees 24’ 27” W a distance of 250.78 feet to an iron pipe set, thence N 23 degrees 35’ 33” E a distance of 35.91 feet to an iron pipe set point, thence N 66 degrees 24’ 27” W a distance of 138.00 feet to an iron pipe set, thence N 23 degrees 35’ 33” E a distance of 70.00 feet to an iron pipe set, thence N 66 degrees 24’ 27” W a distance of 68.00 feet to an iron pipe found, thence N 23 degrees 35’ 33” E a distance of 600.00 feet to the point of beginning. Containing 1,012,672 square feet or 23.248 acres.

2